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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          August 23, 2000
                                                -------------------------------


                              CARMIKE CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)


      DELAWARE                      1-11604                   58-1469127
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      (State or other             (Commission              (IRS Employer
      jurisdiction of             File Number)             Identification No.)
      incorporation)


      1301 FIRST AVENUE, COLUMBUS, GEORGIA                      31901
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code          (706) 576-3400
                                                  -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

              On August 23, 2000, Carmike Cinemas, Inc. (the "Company") issued a press release announcing that the Company would be late in filing its Form 10-Q for the quarter ended June 30, 2000 with the Securities and Exchange Commission. The information contained in such press release, which is filed as Exhibit 99 hereto, is incorporated by reference into this report.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit 99 -- Press Release dated August 23, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CARMIKE CINEMAS, INC.



                                    By: /s/ Martin A. Durant
                                        ---------------------------------------
                                        Martin A. Durant
                                        Senior Vice President-Finance


DATED: August 23, 2000


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                                  EXHIBIT INDEX

         Exhibit
         Number                     Description
         -------                    -----------
         99                Press Release dated August 23, 2000.


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